Exhibit 24(a)
POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints S.P. Hennessy and L.E. Stellato, and either of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and either of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ C. M. Connor
C. M. Connor
Chairman, President and Chief Executive Officer, Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor and L.E. Stellato, and either of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and either of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ S. P. Hennessy
S. P. Hennessy
Senior Vice President - Finance and Chief Financial Officer

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ J. L. Ault
J. L. Ault
Vice President - Corporate Controller

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ A. F. Anton
A. F. Anton
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ J. C. Boland
J. C. Boland
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ D. E. Evans
D. E. Evans
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ D. F. Hodnik
D. F. Hodnik
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ S. J. Kropf
S. J. Kropf
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ R. W. Mahoney
R. W. Mahoney
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ G. E. McCullough
G. E. McCullough
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ A. M. Mixon, III
A. M. Mixon, III
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ C. E. Moll
C. E. Moll
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan and The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2006	/s/ R. K. Smucker
R. K. Smucker
Director